Exhibit 99.1

"Focus on Growth" Karl Arleth, President & CEO Dominic Bazile, COO Lonnie Brock, CFO Rich Bosher, VP Business Development Bill Brand, Controller & CAO Analyst Meeting January 31, 2008 Denver, CO

Forward Looking Statements This presentation is accompanied by slides. This presentation and the accompanying slides may contain "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Teton Energy cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Actual results may differ materially from the Company's expectations due to changes in operating performance, project schedules, oil and gas demands and prices, and other technical and economic factors. We use certain terms in this presentation, such as "probable and possible" reserves that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with a reduced level of certainty than for proved reserves. Possible reserve estimates are less certain than those for probable reserves. Corporate Headquarters Teton Energy Corporation 410 17th St., Suite 1850 Denver, CO 80202 www.teton-energy.com P: 303.565.4600 F: 303.565.4606 AMEX: TEC Investor Relations Contact Ron Wirth rwirth@teton-energy.com P: 303.565.4600 F: 303.565.4606

Purpose of the Meeting Present a strategic roadmap for 2008 Provide an update on our 2007 results Provide an overview of our 2008 plans

Agenda Strategy and Company Outlook Karl Arleth, CEO Asset and Operations Review Dominic Bazile, COO Financial Review Lonnie Brock, CFO - - -

About Teton (1/25/08) Ticker Symbol: TEC Enterprise Value: $98 million Debt / Total Cap: 33% Market Cap: $80 million Daily Production, 2007 exit rate: 4.3 MMcfed Institutional Ownership: 29% Trading Volume: 61,000 sh / d

Competitive Strengths Evaluating resource play risk Low entry cost into resource plays Acquiring repeatable drilling projects Track record of growth Maintaining focus and consistency Acquisition and capital discipline Speed and execution Managing non-operated properties Assembling teams Strategy (2005-2007): Organic growth through carefully targeted resource play acquisitions

Have resulted in... A portfolio of over 2,500 gross unrisked prospects Delivery on our operational goals and production targets Management team committed to growth and shareholder value 7 current projects (4 Operated, 3 Non-Operated) Low-cost entry into prolific resource plays Funded capital program for 2008 Low leverage Over 100 years combined experience

Asset Evolution Williston Basin, ND 2006 acquisition 88,400 gross acres Bakken, Red River Production Non-operated "Proof of concept" stage Eastern Bighorn Basin, WY 2007 acquisition 16,400 gross acres Greybull sand-conventional Mowry Shale-horizontal Operated Resource potential Piceance Basin, CO 2005 acquisition 6,314 gross acres Core asset '05-'07 Non-operated Sold down 50% in 2007 DJ Basin 2005 acquisition 970,000 gross acres Becoming core asset 4 projects, 3 operated Aggregating our position Total acreage position: 1,081,114 Gross acres 917,704 Net acres

Portfolio Risk Big Horn Basin Williston Basin DJ Basin Piceance Basin

Production and Reserve Growth Production CAGR of 977% ('04-'07) Reserve CAGR of 142% ('04-'07) * Sold down 50% of Piceance in October 2007 (Est.) * * After Piceance sale (Est.)

Growth Catalysts Forecasted production increase to 2.0 Bcfe in 2008 (+60%) Visible growth from 2008 low-risk drilling inventory Piceance - 52 wells DJ - 180 wells Williston - 4 wells Big Horn - 4 wells Low-cost operations-LOE approximately $0.55 / Mcfe Active rigs: Piceance - 3, DJ - 3, Williston - 2, Big Horn - 1 Pricing improvement expected (Rockies Express)

Rockies Express Pipeline Rockies Express Pipeline Overthrust Lease Certificated Zone 1 Zone 2 Zone 3 Certificate I Segment (REX-West) Certificate II Segment (REX-West) REX - Certificated Segment 2 Approximate Locations of: Compressor Stations Hub Services Provided Market Hubs Proposed Interconnections REX - West REX - East

El Paso Corp. Proposed Pipeline

- 680 miles of 42-inch Opal to Malin
- 1.2 Bcf/d expandable to 2.0 Bcf/d
- 1,440 psig MAOP
- Receipt points: Opal
- Delivery points: Pacific Gas and Electric Company, GTN, Tuscarora, Paiute
- Anticipated in-service March 2011



OREGON
IDAHO
WYOMING
CALIF
NEVADA
UTAH
COLORADO
GTN
Malin
PG&E
Tuscarora
Paiute
General Ruby Route
Opal to Malin
Opal Hub
CIG
WIC
Cheyenne
Cheyenne Plains
Uinta Basin
Piceance Basin
Kern River

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Teton Growth Strategy Acquire - high repeatability resource play acreage at a risk- discounted price (Piceance: +12 x ROI on partial sale) Prove concept - build operated positions to a level of development where sale to a larger independent is accretive to cash flow (approximately 20%) Aggregate - acreage and production where possible to increase concentration of position in selected basins (DJ Basin program, 2007) Achieve - material production and reserves in core basins by year end 2009 Focus - on Rockies basins and plays that allow consolidation of our position and minimum of +5x ROI

Agenda - - - Strategy and Company Outlook Karl Arleth, CEO Asset and Operations Review Dominic Bazile, COO Financial Review Lonnie Brock, CFO

Overview Projects Piceance Basin DJ Basin Williston Basin Big Horn Basin Outline

Proved Reserves * Sold down 50% of Piceance in October 2007 (Est.) * * After Piceance sale

Reserve and Resource Summary (Bcfe) (12/31/07 est.) Grand Total - 359.2 Bcfe

2006 2007 Piceance Basin DJ Basin Williston Basin Big Horn Basin February 2005, $6.2MM April 2005, $4.2MM May 2006, $6.1MM June 2007, $900,000 : Acquisition : Drill Value Creation - Acquisition to Development : Production : Sale of 50% of Asset (12.5% WI) 2005 3P 4P Bcfe 66.3 0 2.2 85.1 0.8 50.9 0 155.0

Existing Wells & 2008 Drilling Program

Operated vs. Non-Operated Control 1 2 1 2 Operated wells acquired from Delta Petroleum Wells drilled and operated by Teton

Overview Projects Piceance Basin DJ Basin Williston Basin Big Horn Basin Outline Piceance Basin, CO 12.5% WI in 6,314 gross acres Proved Reserves: 11.9 Bcfe Probable Reserves: 31 Bcfe Current Production: 3.5 MMcfed

Piceance Basin Non-Op Teton / Berry / Delta Cretaceous Williams Fork production 3.5 Mmcfed net to Teton 53 wells producing 52 wells to be drilled in 2008 Rulison Grand Valley Mamm Cr

Asset Overview PICEANCE BASIN 12.5% WI in 6,314 gross acres Berry operates (50% WI); Delta 32.5% WI partner 207 gross future drilling locations on 10 acre spacing 1.3 Bcfe gross EUR, $2.5 MM to drill and complete 11.9 Bcfe of proved reserves as of 12/31/07 Drilling efficiencies and cost savings key component to improving ROR Continued evolution of completion procedures improved IPs and EURs 2007 basis differentials of up to ($6.00)/Mcfe, 2008 forecasted to improve to ~($1.50)/Mcfe when REX becomes operational

Teton Results - Piceance Basin Acquired 6,314 gross non-producing acres in February 2005 Paid $6.2 MM, $4,000 per net acre for 25% non- operated interest Currently 53 producers, 100% success rate Reserves of 66.3 Bcfe (3P) Daily production rate of 3.5 net MMcfed Sold down 50% in October 2007 for $38 MM

Piceance Basin-2008 Wells Teton Acreage PDC Marathon Gathering Producing Wells WOC, WOPL, Drilling 2008 Drill Locations Remaining Locations Occidental Encana Williams Encana

Piceance Basin - Production History

Piceance Basin-Well Economics

Overview Projects Piceance Basin DJ Basin Williston Basin Big Horn Basin Outline DJ Basin 25% WI in 330,152 gross acres, Noble DJ (Non-Op) 50% WI in 28,204 gross acres, Frenchman Creek (Op) 100% WI in 111,872 gross acres, South Frenchman Creek (Op) 100% WI in 499,904 gross acres, Delta transaction (Op)

Asset Overview DJ BASIN (Niobrara) 25% WI in 330,152 gross acres covered by AMI with Noble (75% WI operator) 1,300 + gross future drilling locations on 40 acre spacing 200 MMcfe gross EUR, $220 M to drill and complete 0.7 Bcfe of proved reserves as of 12/31/07 50% WI in 28,204 gross acres Frenchman Creek 90 gross future drilling locations on 40 acre spacing 200 MMcfe gross EUR, $220 M to drill and complete 100% WI in 111,847 gross acres in South Frenchman Creek 613 gross future drilling locations on 40 acre spacing October 2007 asset trade for 1 MMcfe/d producing property southwest of Noble AMI; (499,904 gross acres 100% WI) 1.3 Bcfe of proved reserves as of 12/31/07

Teton Results - DJ Basin Acquired 183,000 gross acres in eastern DJ block in 2005. Built up to 266,000 gross acres Concluded transaction with Noble Energy in 2006 Participated in 20 wells in Fall of 2006. (Noble-Teton) Participated in 90 wells in 2007 (Noble-Teton) Acquired 499,904 gross acres and 1.0 MMcfed through Delta transaction in October 2007 28,204 gross acres in early 2007, Frenchman Creek 111,872 gross acres in July 2007, South Frenchman Creek Increased production to 1.362 MMcfed at year end 2007 Estimate 1,800+ locations left to drill

DJ Basin-Well Economics

DJ Map DJ Basin Teton Acreage Greater Wattenberg Area Teton Washco Assets Teton / Noble AMI TetonSouth Frenchman Creek Teton Frenchman Creek

Eastern DJ Basin

Teton / Noble AMI
- Non-operated
- 330,152 Gross Acres
- 103 Wells Drilled
- 362 Mcfd (Net)
- 30 sq. mi. 3D seismic acquired

Teton / Targe AMI (Frenchman Creek)
- Operated
- 28,204 Gross Acres
- 11 wells permitted (Q1 2008)
- 3 Square miles 3D seismic acquired

Teton South Frenchman Creek
- 100% operated
- Purchased 234 2D seismic lines
- 3D seismic planned in 2008
- Possible wells in 2008

Eastern DJ Basin Teton Acreage Position



Teton / Targe AMI Operated
Teton / Noble AMI Non-Operated
Nebraska
Lansing Kansas City Oil Fields
Colorado
Niobrara Beecher Island Gas Fields
Teton South Frenchman Creek Operated
Kansas
Teton Acreage

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Eastern DJ Basin Non-Op Teton / Noble AMI Sharon Springs Niobrara Beecher Island Niobrara Beecher Island Chalk Production 362 Mcfd net 50 wells producing (12/31/07) 163 wells to be drilled in 2008

DJ Basin Frenchman Creek Prospect Niobrara Beecher Island Structure Map Phillips County, Colorado DJ Basin Dip Line Frenchman Creek Prospect Strike Line Red=structural highs Strike Line # # SE Dip Line # High Amplitude Gas Signature Beecher Island Structural High EUR 0.2 Bcf / well Depths: 2,500' TD Well costs: $220,000 (D&C) Spacing: 40 acres

DJ Gathering System 10 Mmcfd capacity Current throughput 300 mcfd Soliciting 3rd party gas 10" tap into Cheyenne Plains Teton Gathering System Compressor Station Cheyenne Plains Pipeline Teton Gathering Pipeline System

DJ Basin, Colorado Washco Acreage Teton Acreage Washco Assets 100 % Operated 499,904 Gross Acres 29 Producing Wells 1.0 MMcfed Niobrara Beecher Island Gas

DJ Basin, Colorado Washco Acreage Dakota Sand Spotted Dog Field J Sand Producer Closed (4-Way) Structure Seismically Definable 700 MBO Cumulative (Current) 9 Wells Teton Acreage

Western DJ Basin, Colorado Niobrara Beecher Island Production Structural control of Niobrara production 300 Mcfed net to Teton 20 producing wells Additional Niobrara Beecher Island potential Niobrara A' A A A'

Overview Projects Piceance Basin DJ Basin Williston Basin Big Horn Basin Outline Williston Basin, ND 25% WI in 88,400 gross acres Proved Reserves: 0.13 Bcfe Probable Reserves: 0.31 Bcfe Possible Reserves: 0.33 Bcfe

Asset Overview WILLISTON BASIN 25% WI in 88,400 gross acres targeting Bakken (Goliath Project) and Red River formations $6.1 million purchase price in May 2006 Bakken potential: 135 gross future locations on 640 acre spacing (258 MBO, $3.8 MM to drill and complete) Red River potential: 10 gross future locations (3.9 Bcfe, $3.7 MM to drill and complete) Varied working interest in Goliath project (5.95% to 25%) Limited history with Bakken well to date, recent 2.1 MMcfd and 400 Bopd test in Red River (6% WI) Gathering and processing facilities required for future development program

Teton Results - Williston Acquired 25% non-operated working interest in 2006 88,400 gross acres, $6.1 million, $420 per net acre Participated in tri-lateral Bakken exploratory well in September 2006 Participated in Marathon Bakken test in March 2007 Participated in Whiting Red River test in November 2007 Completed 3D seismic survey over Red River lead area in January 2008 Have received AFE for second Bakken test Preparing to stake and permit second Red River test Cumulative net production of 150 BO per month, reserves of 132 MMcfe Still in proof of concept stage - Bakken 4 wells to be drilled in 2008

Williston Basin

Non-Op Teton / Evertson / AOG



N
Ordovician Red River Trend
3D Seismic Acquisition
Madison Oil Production
Bakken Prospective Fairway
Teton Champion 1-25H
Whiting Solberg 32-2, Teton Participation, Red River Discovery Test: 2.1 Mmcfd, 408 Bod
Marathon 34-20H
Nesson Anticline Production

- Red River 2 miles north of Solberg 32-2
- 1 Bakken well drilled to date

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44

Williston Basin-Well Economics

Overview Projects Piceance Basin DJ Basin Williston Basin Big Horn Basin Outline Eastern Bighorn Basin, WY 100% WI in 16,400 net acres No Current Proved Reserves Resource Potential: 155 Bcfe

Asset Overview

BIG HORN BASIN

- ~100% WI in 16,400 gross acres; currently seeking partner
- Greybull, Mowry Shale, and Peay Sand projects.
- ~68 potential Greybull & Mowry locations.
- Company plans to permit first Greybull test well in 1Q08 (4 2008 Big Horn wells in current Business Plan)

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Eastern Big Horn Basin, Wyoming

West Greybull Prospect

- Conventional Cretaceous Greybull sandstone
  - Expect: 1.5 Bcf / well
  - 100,000 BO / well
- 2 Greybull wells planned in 2008
- Unconventional Cretaceous Mowry Shale gas
  - Expect: 2.5 Bcf / well
- 2 Mowry wells planned in 2008


OPEN MARINE
Shoreline Trend Runs
Northwest-Southeast
PROSPECT AREA

Cretaceous Greybull Sandstone Reservoir Isopach
Big Horn County, Wyoming
Big Horn Basin

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Big Horn Basin-Well Economics

Agenda - - - Strategy and Company Outlook Karl Arleth, CEO Asset and Operations Review Dominic Bazile, COO Financial Review Lonnie Brock, CFO

Key Operating Metrics (Est.)* * After Piceance Sale

Key Operating Metrics (Est.)*

Financial Metrics^^Year end 2007 Net debt / capitalization Net debt/MMcfe of PDP reserves Underlevered Optimum Range Overlevered 30% 50% $1.00 $2.00 33% $1.21

2008 CAPEX vs. Historical Williston DJ Basin Piceance Bighorn *2008 forecasted **With partner **

Teton Results - Financial Equity raises: 2006 - Petrie Parkman $11.9 million, Common 2007 - Commonwealth $9.0 million, Conv. Notes 2007 - Ferris Baker Watts & Commonwealth $4.9 million, Common Senior debt facility: 2006 - BNP Paribas $6.0 million, Sr. Borrowing Base 2007 - JP Morgan $10.0 million, Sr. Borrowing Base Asset Sales: 2007 - Tristone Capital $33 million cash $5 million producing properties, acreage

Sale of Piceance Assets October 1, 2007 completed sale of one-half of 25% working interest in Piceance assets for $38 million total consideration ($48,147 per net acre) $33 million cash $5 million value of DJ Basin production and acreage Producing properties (1.0 MMcfed) Undeveloped gross acres (504,000) Sale reduced Piceance CAPEX by 50% while the 10/01/07 net production was only reduced by 17%

Teton's 2008 Capital Program * Partner interest TBD

Capital Availability

Q4-07* Q3-07 Q2-07 Q1-07 2006 2005 Revenue $2,085 $1,114 $833 $1,068 $3,529 $707 Net (Loss) N/A $(952) $(7,245) $(1,801) $(5,724) $(4,094) Cash flow from operations N/A $(243) $(1,466) $(152) $(1,779) $(2,796) CAPEX - Oil & Gas Properties $7,000 $13,370 $9,199 $5,734 $20,355 $11,302 Cash on Hand $24,616 $3,857 $4,040 $1,246 $4,325 $7,064 Long Term Debt $8,000 $14,000 $6,000 $1,000 $^ $^ Stockholders' Equity N/A $35,428 $31,656 $34,688 $33,767 $19,441 Total Assets N/A $67,318 $58,039 $43,759 $41,244 $22,131 Selected Financial & Operational Results ($ in thousands) *Estimated December 31, 2007

Quarterly Production & Revenue (Est.) * Including realized hedge gains

Margin Analysis Margins aided by low LOE and production taxes Basis differentials to improve with expansion of takeaway capacity (Rocky Mountain Express 2008, 2009) *Includes realized gain on natural gas hedging contracts Average wellhead price* $ 4.89 Pipeline / gathering / fuel expenses $ 0.56 LOE and production taxes $ 0.64 Cash margin $ 3.69 Teton Cash Margin Analysis ($/Mcf) 1st 9 months of 2007

NGI's Daily Gas Price Index

CIG Basis Differentials ($)

Hedge Position Analysis $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 CIG- Actuals CIG - Forecast $6.00 / MMBtu CIG floor $5.78 / MMBtu fixed swap $7.25 / MMBtu CIG ceiling $7.10 / MMBtu CIG ceiling

Natural Gas Leverage Pricing Leverage Production Leverage $0.50 / Mcfe change in price 1 MMcfe/d increase in production @ 4.2 MMcfe/d (Q4 2007) @ $4.89 (est. average 2007 price) $0.042 EPS change $0.074 EPS change $710,000 cash flow change $1,250,00 cash flow change With approximately 70% of our production sold forward at 02/01/08: $0.012 EPS change Does not change production leverage $204,000 cash flow change

Why Buy Teton Today 60% production growth - 2.0 Bcfe (2008) 359 Bcfe opportunity (4P) Over 2,500 low-risk drilling prospects (10+ year inventory) Over 1,000,000 gross acres 123 producing wells (4.3 MMcfe/d, 2007 exit rate) Pricing uplift from Rockies Express in progress Capital budget of $36 MM funded Increasing operational control 1,289% production growth from 2005-2007

Appendix

Gross & Net Acreage

Well Costs Valley

Well Costs Mesa

Comparison Economics

Comparison Economics

Rate of Return Sensitivity vs. Price

Piceance Basin, Colorado Cretaceous Williams Fork Play Area

DJ Basin, Colorado / Nebraska / Kansas Operated & Non-Operated Prospect Areas

Williston Basin, North Dakota Bakken Shale / Red River Play Area

Big Horn Basin-Well Economics